The Benefits of a Diversified Electric & Natural Gas Portfolio Full Year 2014 Earnings Supplemental Materials February 26, 2015 Exhibit 99.2

investors.centerpointenergy.com February 26, 2015
Cautionary Statement Regarding
Forward-Looking Information
This presentation contains statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,”
“forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “will,” or other similar words.  The absence of these words, however, does not mean that the statements are not forward-looking.
We have based our forward-looking statements on our management's beliefs and assumptions based on information currently available to our management at the time the statements are made.  We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements.
Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the timing and impact of future regulatory, legislative and IRS decisions, financial market conditions, future market conditions, and other factors described in CenterPoint
Energy, Inc.’s Form 10-K for the period ended December 31, 2014 under “cautionary statement regarding forward-looking information,” “Risk Factors” and “ –
Liquidity and Capital Resources – Other Matters – Other Factors That Could Affect Cash Requirements” and  “Management’s Discussion and Analysis of Financial
Condition and Results of Operations - Certain Factors Affecting Future Earnings,” and in other filings with the SEC by CenterPoint Energy, which can be found at
www.centerpointenergy.com on the Investor Relations page or on the SEC’s website at www.sec.gov .
This presentation contains time sensitive information that is accurate as of the date hereof.  Some of the information in this presentation in unaudited and may be subject to change.  We undertake no obligation to update the information presented herein except as required by law.
Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the
Investors page of our website.  In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters.  Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website.
Use of Non-GAAP Financial Measures
In addition to presenting its financial results in accordance with generally accepted accounting principles (“GAAP”), CenterPoint Energy also provides guidance based on adjusted diluted earnings per share, which is a non-GAAP financial measure. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable
GAAP financial measure. A reconciliation of net income and diluted earnings per share to the basis used in providing 2014 guidance is provided in this presentation on slide 5.
Management evaluates financial performance in part based on adjusted diluted earnings per share and believes that presenting this non-GAAP financial measure enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods by excluding items that Management does not believe most accurately reflect its fundamental business performance, which items include the items reflected in the reconciliation table on page 5 of this presentation. This non-GAAP financial measure should be considered as a supplement and complement to, and not as a substitute for, or superior to, the most directly comparable GAAP financial measure and may be different than non-GAAP financial measures used by other companies.
2

investors.centerpointenergy.com February 26, 2015
2014 Year Highlights
3
•
New management team in place with the right mix of industry experience and functional knowledge
•
Utility Operations: Strong financial and operational performances
Sustained strong economic activity with the addition of nearly 55,000 new meters for Houston
Electric and nearly 36,000 new Gas Utility customers
Continued interest in our transmission rights-of-way for our electric utility
Rate changes and cost management efforts led to a record performance for our natural gas utilities
Invested over $1.4 billion in our utility operations, up 14 percent from 2013, to address increasing demands associated with system safety, reliability, growth and ongoing maintenance
ERCOT endorsed an approximately $300 MM transmission line, the Brazos Valley Connection, expected to be in service by summer of 2018
•
Enable Midstream Partners: Completed their initial public offering
Contributed substantially all of CenterPoint’s remaining interest in Southeast Supply Header,
LLC (SESH) to Enable in May of 2014, increasing CenterPoint Energy’s limited partner interest in
Enable from approximately 54.7% to approximately 55.4%
•
Increased dividend 4.2% in January 2015; a 19% increase in the quarterly dividend since the formation of Enable in May 2013

investors.centerpointenergy.com February 26, 2015
2014 Forecast Summary
4
Compound Annual Growth Rates
2013 -2018 Forecast
(Provided June 2014)
1
2014 – 2019 Forecast
(Provided Feb 2015)
2
Houston Electric Rate Base 7-10% 8-10%
Houston Electric Operating Income 5-7% 5-7%
4
Gas Utilities Rate Base 8-10% 8-10%
Gas Utilities Operating Income 4-6% 4-6%
4
Consolidated Rate Base 7-10% 8-10%
Utility Operations Earnings 4-6%
3
4-6%
3, 4
1
The 2013 – 2018 forecast does not assume the utilization of bonus depreciation
2
The 2014 – 2019 forecast does not assume  bonus depreciation for 2015 and beyond
3
Earnings are expected to be lower during initial years and higher during later years of the forecast
4
The operating and earnings growth rates utilize the same adjustment methodology used to determine the 2014 $0.70 utility operations baseline
5-Year Capital Investment
2014 -2018 Forecast
(Provided June 2014)
2015 – 2019 Forecast
(Provided Feb 2015)
Houston Electric $3.7 - $4.5 B $4.4 B
Gas Utilities $2.2 - $2.6 B $2.7 B
Utility Operations $6.2 - $7.4 B $7.4 B
shown on the next slide

$0.80
$0.75
$0.70
$0.65
$0.60
$0.55
$0.50
$0.45
$0.40
$0.76
($0.03)
($0.02)
($0.01)
$0.70
$0.01 to $0.05
$0.71 to $0.75
2014 Fully Adjusted Utility Operations EPS
Equity Return related to True-up
Weather
Energy Efficiency Remand Bonus
2014 Utility Operations Baseline
Growth and Other Variables
2015 Utility Operations EPS Guidance Range

investors.centerpointenergy.com February 26, 2015
2014 EPS Reconciliation to 2015 Utility Operations Guidance
Range of $0.71 to $0.75 per diluted share
5
2014 Fully Diluted EPS $          1.42
On an adjusted guidance basis:
ZENS-related mark to market gains (0.12)
CES MTM gain (0.04)
Pension Curtailment loss 0.01
2014 Consolidated EPS on a guidance basis $          1.27
Deferred Tax Benefit (0.07)
2014 Fully Adjusted EPS $          1.20
Midstream Investments (0.44)
2014 Fully Adjusted Utility Operations EPS $          0.76
1
2
(1)
The Equity Amortization schedule on page 19 details the decrease between the 2014 actual and 2015 projected equity returns
(2)
2008 Energy Efficiency Cost Recovery Factor Appeal details are provided in the 2014 10-K

$ Millions
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$474
$33
$23
$15
($22)
($19)
($8)
($8)
($6)
($5)
$477
2013
Customer Growth
Equity Return, Primarily Related to True-Up Proceeds
Energy Efficiency Performance Bonus
Labor, Support Services and Other
Contracts and Services
Right of Way Revenues
Depreciation
Claims Liability Reserve Adjustment
Decreased Usage (Primarily Milder Weather)
2014

investors.centerpointenergy.com February 26, 2015 Electric Transmission and Distribution Utility 2014 Operating Income Drivers 6

1000
900
800
700
600
500
400
300
200
100
0
$ Millions
$428
$463
$538
$599
$759
$818
$913
$874
$879
$881
$831
2009
2010
2011
2012
2013
2014
2015E
2016E
2017E
2018E
2019E
Capital Plan, per 2014 10-K
Actuals

investors.centerpointenergy.com February 26, 2015
Electric Transmission and Distribution Utility
Capital Investment Growth
7
$4.4 Billion 2015 – 2019 Capital Plan
Capital Plan Includes:
1
A portion of the Houston Import Project
Brazos Valley Connection ¹
Reliability/Resiliency
Technology
Customer Growth
Infrastructure improvements
Reliability and Technology

CenterPoint Energy

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$ Millions
$818
$100
$16
$278
$424
$913
$119
$16
$347
$431
$874
$115
$105
$305
$349
$879
$117
$126
$297
$339
$881
$136
$64
$326
$355
$831
$121
$26
$254
$430
2014A
2015E
2016E
2017E
2018E
2019E
Public and System Improvements
Load Growth
Interconnects
Other

investors.centerpointenergy.com February 26, 2015
Electric Transmission & Distribution Utility
Capital Expenditures
2014A 2015E 2016E 2017E 2018E 2019E
Transmission 37% 36% 41% 40% 33% 24%
Distribution 59% 63% 56% 55% 63% 74%
8

$ Millions
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$3,886
$4,090
$4,532
$5,023
$5,360
$5,802
$6,262
2013A
2014A
2015E
2016E
2017E
2018E
2019E

investors.centerpointenergy.com February 26, 2015
$6.3 Billion Projected 2019 Rate Base
Electric Transmission and Distribution Utility
9
Note:  The estimated average annual rate base is subject to change due to actual capital investment, effects of bonus depreciation, deferred taxes, and actual rate base authorized.  As an example of the impact of bonus depreciation, 2018 rate base was reduced by approximately $100 MM as a result of the bonus depreciation passed for 2014.  Forecasts do not assume bonus depreciation is passed in 2015 and beyond.
Projected Average Rate Base

$ Millions
$350
$325
$300
$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
$263
$37
$16
$10
($10)
($16)
($7)
($6)
$287
2013
Rate Increases
Increased Usage Due to Colder Weather, Net of Weather Hedges and Weather Normalizing Adjustments
Increased Economic Activity and Customer Growth
Increased Contractor Expense
Depreciation and Amortization
Taxes
Other, Primarily Operating Expenses
2014

investors.centerpointenergy.com February 26, 2015 Natural Gas Utilities 2014 Operating Income Drivers 10

$ Millions
600
550
500
450
400
350
300
250
200
150
100
$165
$202
$295
$359
$430
$525
$559
$544
$545
$550
$546
2009
2010
2011
2012
2013
2014
2015E
2016E
2017E
2018E
2019E
Capital Plan, per 2014 10-K
Actuals

investors.centerpointenergy.com February 26, 2015
Natural Gas Utilities
Capital Investment Growth
11
$2.7 Billion 2015 – 2019 Capital Plan
Replacing aging infrastructure
Customer growth investment
System-wide AMR; 3.4 million meters by Q4 2015
Minnesota Belt Line Project; $400 million over 12
years
Capital Plan Includes:

CenterPoint Energy

$ Millions
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$525
$55
$77
$61
$332
$559
$47
$59
$72
$381
$544
$40
$25
$74
$405
$545
$32
$13
$70
$430
$550
$28
$16
$72
$434
$546
$21
$16
$74
$435
2014A
2015E
2016E
2017E
2018E
2019E
System Maintenance and Improvements
Customer Additions
Automation & Technology
Other

investors.centerpointenergy.com February 26, 2015
Natural Gas Utilities
Capital Expenditures
12
Capital Recovery Method 2014A 2015E 2016E 2017E 2018E 2019E
Annual Mechanisms 48% 52% 43% 55% 59% 59%
Rate Cases 52% 48% 57% 45% 41% 41%
Note: Annual mechanisms reduce the recovery lag time versus traditional rate cases.

$ Millions
$3,500
$3,000
$2,500
$2,000
$1,500
$2,070
$2,220
$2,422
$2,718
$2,979
$3,218
$3,451
2013A
2014A
2015F
2016F
2017F
2018F
2019F

investors.centerpointenergy.com February 26, 2015
$3.5 Billion Projected 2019 Rate Base
Natural Gas Utilities
13
Note:  The estimated average annual rate base is subject to change due to actual capital investment, effects of bonus depreciation, deferred taxes, and actual rate base authorized. As an example of the impact of bonus depreciation, 2018 rate base was reduced by approximately $64 MM as a result of the bonus depreciation passed for 2014.  Forecasts do not assume bonus depreciation is passed in 2015 and beyond.
Projected Average Rate Base

$80
$70
$60
$50
$40
$30
$20
$10
$0
$ Millions
$13
$31
$10
($2)
$52
2013
Mark-to-Market
Optimization of Gas Transportation Assets, Increased Weather Related Throughput, Price Volitility and Reduced Fixed Costs
Expenses
2014

investors.centerpointenergy.com February 26, 2015 CenterPoint Energy Services (CES) 2014 Operating Income Drivers 14

General Rate Case
Annual Rate Adjustment
Other Major Filing

Jurisdiction	2015				2016				2017				2018				2019			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Houston Electric		DCRF				DCRF				DCRF				DCRF						
	TCOS		TCOS		TCOS		TCOS		TCOS		TCOS		TCOS		TCOS			TCOS		TCOS

investors.centerpointenergy.com February 26, 2015
Rate Mechanism and Estimated Timing
15
Estimated rate filing timelines as of December 31, 2014:
* MRP (not shown) is filed monthly.  Texarkana TX is not included in Act 310 filings.
Natural Gas Utilities
Houston Electric
Note: Assumes DCRF or similar mechanisms will be in place after original DCRF sunsets on January 1, 2017
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Minnesota
Arkansas
& Texarkana TX *
Oklahoma PBRC PBRC PBRC PBRC PBRC
Louisiana RSP RSP RSP RSP RSP
RRA RRA RRA RRA RRA
Jurisdiction
2015 2016 2017 2018 2019
Mississippi
East Texas
Texas Coast
Rate Case
Rate Case Rate Case
Houston Gas
South Texas
Rate Case
cont. 2020
Rate Case
Rate Case
Rate Case
Rate Case
cont. in 2020
Rate Case
BDA BDA 310
310
GRIP
310
GRIP
GRIP
GRIP
GRIP
GRIP
GRIP
GRIP
GRIP
Interim
Rates
BDA 310
Interim
Rates
GRIP
BDA 310
GRIP
GRIP
GRIP
GRIP
GRIP
GRIP
GRIP
GRIP
GRIP
GRIP
GRIP
BDA
GRIP
GRIP
310
GRIP
Interim
Rates
GRIP
GRIP

$1,200
$1,000
$800
$600
$400
$200
$0
$ Millions
$145
$133
$732
$118
$817
2013
2014
Field Services and Interstate Pipelines
Transition Bonds
CEHE, Gas Utilities, CES and Other Op Income

$300
$250
$200
$150
$100
$50
$0
$ Millions
$15
$173
$5
$303
2013
2014
Southeast Supply Header, LLC
Enable Midstream Partners, LP

investors.centerpointenergy.com February 26, 2015
2014 Financial Results
Midstream Operating Income moved to Equity Income on May 1, 2013
16
Operating Income
Equity Income
As reported, 12 months ended December 31
Note:  Both 2013 and 2014 had $5 million in basis difference accretion
Key Enable Midstream Dates
•
For the four months ended April 30, 2013,
CenterPoint Energy maintained a 50%
ownership interest in SESH and reported its
results as Equity Income
•
Enable Midstream Partners, formed May 1,
2013, which includes  CenterPoint Energy’s
former Interstate Pipelines and Field Services
segments and a 24.95% interest in SESH
•
Effective May 1, 2013 midstream operations
are reported as Equity Income as part of
CenterPoint Energy’s midstream investment
segment
•
On April 16, 2014, Enable completed its IPO,
reducing CenterPoint Energy’s interest in
Enable from approximately 58.3% to 54.7%
•
Between May 1, 2013 and May 30, 2014,
CenterPoint maintained a 25.05% ownership
interest in SESH
•
On May 30, 2014, CenterPoint contributed to
Enable a 24.95% interest in SESH, which
increased CenterPoint Energy’s limited
partner interest in Enable from approximately
54.7% to approximately 55.4%

investors.centerpointenergy.com February 26, 2015
17
Debt and Capitalization Ratios
Excluding Transition and System Restoration Bonds
($ in millions)
December 31, December 31,
2014 2013
Short-term Debt:
Short-term borrowings 53 $          43 $
Current portion of transition and system restoration bonds* 372           354
Indexed debt (ZENS)** 152           143
Current portion of other long-term debt 271           -
Long-term Debt:
Transition and system restoration bonds* 2,674        3,046
Other 5,335        4,771
Total Debt 8,857 $     8,357 $
Less:  Transition and system restoration bonds (including current portion)* 3,046        3,400
Total Debt, excluding transition and system restoration bonds 5,811 $     4,957 $
Total Shareholders' Equity 4,548 $     4,329 $
Total Capitalization, excluding transition and system restoration bonds 10,359 $  9,286 $
Total Debt/Total Capitalization, excluding transition and system restoration bonds 56.1% 53.4%
*
**  The debt component reflected on the financial statements was $152 million and $143 million as of December 31, 2014 and December 31,
2013, respectively.  The principal amount on which 2% interest is paid was $828 million on each of December 31, 2014 and December 31,
2013.  The contingent principal amount was $751 million and $763 million as of December 31, 2014 and December 31, 2013, respectively.  At maturity or upon redemption, holders of ZENS will receive cash at the higher of the contingent principal amount or the value of the reference shares of Time Warner Inc., Time Warner Cable Inc., AOL Inc. and Time Inc.  The value of the reference shares was $930 million and $767 million as of December 31, 2014 and December 31, 2013, respectively.
The transition and system restoration bonds are serviced with dedicated revenue streams, and the bonds are non-recourse to CenterPoint
Energy and CenterPoint Energy Houston Electric.

investors.centerpointenergy.com February 26, 2015
Liquidity and Credit Ratings
18
Moody's S&P Fitch
Debt Rated Rating Outlook
a
Rating
Outlook
b
Rating Outlook
CenterPoint Energy Sr Unsecured Baa1 Stable BBB+ Stable BBB Stable
CenterPoint Energy Houston Electric Sr Secured A1 Stable A Stable A Stable
CenterPoint Energy Resources Corp. Sr Unsecured Baa2 Stable A- Stable BBB Stable
a A Moody’s rating outlook is an opinion regarding the likely direction of an issuer's rating over the medium term.
b An S&P rating outlook assesses the potential direction of long-term credit rating over the intermediate to longer term.
c A Fitch rating outlook indicates the direction a rating is likely to move over a one- to two-year period.
(in millions)
Source of Liquidity on 02/17/2015
Facility
Size
Amount
Utilized
1
Amount
Unutilized
CenterPoint Energy, Inc. Revolver $  1,200 $  170
2
$  1,030
CenterPoint Houston Electric, LLC Revolver 300 4
3
296
CenterPoint Energy Resources Corp. Revolver 600 248
4
352
Total Bank Facilities $  2,100 $  422 $  1,678
Investments in Money Market Funds 0
Available Liquidity $  1,678
1 Based on the consolidated debt to capitalization covenant in the CenterPoint Energy, Inc. revolving credit facility and the revolving credit facility of each of CenterPoint Energy Houston Electric, LLC and CenterPoint Energy Resources Corp., the full capacity of such revolving credit facilities, which aggregated $2.1 billion, could have been utilized at December 31, 2014.
2 Represents outstanding letters of credit of $6 million and outstanding commercial paper of $164 million.
3 Represents outstanding letters of credit.
4 Represents outstanding commercial paper.
C

investors.centerpointenergy.com February 26, 2015
19
Estimated Amortization for Pre-Tax Equity Earnings
Associated with the Recovery of Certain Qualified Cost and Storm Restoration Costs
The amounts reflected for 2015 through 2024 are based on CenterPoint Energy’s estimates as of
December
31, 2014. However, the equity returns to be recognized in
future periods with respect to each series of transition or system restoration bonds, as applicable, will be periodically subject to adjustment based on tariff adjustments for any overcollections or undercollections of transition charges or system restoration charges, as applicable. The equity return amounts reflected in the table are reported in the financial statements of CenterPoint Energy and CenterPoint Energy Houston Electric as revenues from electric transmission and distribution utility.
TBC II TBC III TBC IV SRBC Total
2005 213,804 $         - $                 - $                   - $                213,804 $
2006 6,644,004         -                     -                      -                   6,644,004
2007 7,140,194         -                     -                      -                   7,140,194
2008 6,673,765         4,743,048        -                      -                   11,416,813
2009 7,279,677         6,074,697        -                      95,841            13,450,215
2010 9,071,326         5,745,580        -                      2,657,384       17,474,291
2011 9,902,590         6,994,650        -                      2,840,737       19,737,978
2012 9,717,059         6,837,290        27,873,514       2,473,992       46,901,855
2013 10,383,183       7,251,470        24,082,419       2,235,567       43,952,640
2014 11,442,612       8,699,455        42,944,063       3,680,587       66,766,717
2015 12,386,321       11,321,735      18,385,219       1,847,199       43,940,475
2016 11,998,830       8,301,168        29,248,671       2,795,079       52,343,747
2017 12,939,614       8,587,569        29,899,025       2,944,601       54,370,809
2018 13,946,918       9,293,326        30,817,623       3,115,549       57,173,417
2019 7,910,151         9,643,393        31,870,399       3,311,435       52,735,378
2020 -                      842,583           32,937,717       3,506,718       37,287,017
2021 -                      -                     34,186,583       3,705,250       37,891,833
2022 -                      -                     35,552,782       2,244,613       37,797,395
2023 -                      -                     36,978,374       36,978,374
2024 -                      -                     30,008,722       30,008,722
137,650,048 $ 94,335,964 $   404,785,110 $ 37,454,553 $ 674,225,675 $
As of December 31, 2014
The table provides
1)
the pre-tax equity return recognized by
CenterPoint Energy, Inc. (CenterPoint Energy)
during each of the years 2005 through 2014
related to CenterPoint Energy Houston Electric,
LLC’s (CEHE) recovery of certain qualified costs
or storm restoration costs, as applicable,
pursuant to the past issuance of transition
bonds by CenterPoint Energy Transition Bond
Company II, LLC (Transition BondCo II) and
CenterPoint Energy Transition Bond Company
III, LLC (Transition BondCo III) or CenterPoint
Energy Transition Bond Company IV, LLC
(Transition BondCo IV) or system restoration
bonds by CenterPoint Energy Restoration Bond
Company, LLC (System Restoration BondCo), as
applicable and
2)
the estimated pre-tax equity return currently
expected to be recognized in each of the years
2015 through 2024 related to CEHE’s recovery
of certain qualified costs or storm restoration
costs, as applicable, pursuant to the past
issuance of transition bonds by Transition
BondCo II, Transition BondCo III or Transition
BondCo IV or system restoration bonds by
System Restoration BondCo, as applicable.